EXHIBIT 10.3A

                          GREATER ATLANTIC SAVINGS BANK
                           DEFERRED COMPENSATION PLAN

                          (EFFECTIVE OCTOBER 30, 1997)


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                          GREATER ATLANTIC SAVINGS BANK
                           DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

                                    ARTICLE I
                                 PURPOSE OF PLAN

                                                                             Page
                                                                             ----
SECTION 1.1   PURPOSE...........................................................1
              -------

                               ARTICLE II
                               DEFINITIONS

SECTION 2.1   DEFINITIONS.......................................................1
              -----------

                               ARTICLE III
                      ELIGIBILITY AND PARTICIPATION

SECTION 3.1   ELIGIBILITY........................................................3
              -----------

SECTION 3.2   ELECTION TO PARTICIPATE............................................3
              -----------------------

                               ARTICLE IV
                    MAINTENANCE OF DEFERRAL ACCOUNTS

SECTION 4.1   DEFERRAL ACCOUNTS..................................................4
              -----------------

                                ARTICLE V
                              DISTRIBUTION

SECTION 5.1   DISTRIBUTIONS......................................................5
              -------------

                               ARTICLE VI
                            CLAIMS PROCEDURE

SECTION 6.1   CLAIMS REVIEWER....................................................8
              ---------------
SECTION 6.2   CLAIMS PROCEDURE...................................................9
              ----------------

                               ARTICLE VII
                        AMENDMENT AND TERMINATION

SECTION 7.1   AMENDMENT OF THE PLAN.............................................10
              ---------------------

SECTION 7.2   TERMINATION OF THE PLAN...........................................10
              -----------------------




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
                              ARTICLE VIII
                        AMENDMENT AND TERMINATION

                                                                             Page
                                                                             ----

SECTION 8.1   UNFUNDED, UNSECURED PROMISE TO MAKE PAYMENTS IN THE FUTURE........10
              ----------------------------------------------------------

SECTION 8.2   PLAN ADMINISTRATOR................................................11
              ------------------

SECTION 8.3   EXPENSES..........................................................11
              --------

SECTION 8.4   STATEMENTS........................................................11
              ----------

SECTION 8.5   RIGHTS OF PARTICIPANTS AND BENEFICIARIES..........................11
              ----------------------------------------

SECTION 8.6   INCOMPETENT INDIVIDUALS...........................................12
              -----------------------

SECTION 8.7   SALE, MERGER, OR CONSOLIDATION OF THE BANK........................12
              ------------------------------------------

SECTION 8.8   LOCATION OF PARTICIPANTS..........................................12
              ------------------------

SECTION 8.9   LIABILITY OF THE BANK.............................................13
              ---------------------

SECTION 8.10  GOVERNING LAW.....................................................13
              -------------




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                                    ARTICLE I
                               PURPOSE OF THE PLAN

SECTION 1.1       PURPOSE.

         The purpose of the Greater Atlantic Savings Bank Deferred Compensation Plan is to provide Eligible Individuals with the opportunity to defer the receipt of Compensation to a specified time in the future.

                                   ARTICLE II
                                   DEFINITIONS

SECTION 2.1       DEFINITIONS.

         When used herein, the following words and phrases shall have the meaning set forth below:

         (a) "AFFILIATE" means any "parent corporation" or any "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended.

         (b)  "APPLICABLE PERIOD OF SERVICE" means the calendar year.

         (c)  "BANK" means Greater Atlantic Savings Bank

         (d)  "BOARD OF DIRECTORS" means the Board of Directors of the Bank

         (e) "CHANGE IN CONTROL" means a change in control of the Bank as determined by the Board of Directors.

         (f) "COMMITTEE" means the committee designated by the Board of Directors to administer the Plan pursuant to Section 8.2 of the Plan.

         (g)  "COMPENSATION"   means  cash   remuneration,   including  bonuses,
              otherwise payable to an Employee for services performed for the Bank or an Affiliate.

         (h)  "EFFECTIVE DATE" means October 30, 1997.

         (i) "ELIGIBLE INDIVIDUAL" means any Employee of the Bank or an Affiliate who is one of a "select group of management or highly compensated employees," as such phrase is used for purposes of Sections 101, 201, and 301 of the Employee Retirement Income Security Act of 1974, as amended, and who is designated by

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              the Board of  Directors,  pursuant to Section 3.1 of the Plan,  as eligible to participate in the Plan.

         (j)  "EMPLOYEE" means any person employed by the Bank or an Affiliate.

         (k) "FAIR MARKET VALUE" means the market price of Preferred Stock, determined by the Committee as follows:

              (1) If the Preferred Stock was traded on the date in question on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by The Nasdaq Stock Market;

              (2) If the Preferred Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions reported for such date; and

              (3) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         (l)  "PARTICIPANT" means an Eligible Individual who elects, pursuant to
              Section 3.2 of the Plan, to defer the receipt of all or any portion of his or her Compensation.

         (m)  "PLAN"  means  this  Greater   Atlantic   Savings  Bank   Deferred
              Compensation Plan.

         (n) "PREFERRED STOCK" means Greater Atlantic Savings Bank 6% non-cumulative preferred stock which is convertible into Greater Atlantic Financial Corp. common stock at $8.00 per share in years four through seven after issuance.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

SECTION 3.1   ELIGIBILITY.

              Any Eligible Employee designated by the Board of Directors, including any member of the Board of Directors who is also an Employee, shall be eligible to participate in this Plan with respect to the deferral of his or her Compensation.

SECTION 3.2   ELECTION TO PARTICIPATE.

         (a) Prior to the beginning of any Applicable Period of Service, an Eligible Individual may elect to participate in the Plan by directing that all or part of his or her Compensation, which such Eligible Individual would otherwise receive in such

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              Applicable Period of Service and/or subsequent  Applicable Periods of Service, be credited to a deferral account established in his or her name on the books of the Bank or an Affiliate, as applicable.

         (b) Notwithstanding the general election timing requirement set forth in Paragraph (a) of this Section 3.2, upon first becoming eligible to participate in the Plan, an Eligible Individual may,within thirty (30) days of first becoming eligible to participate, make an election to defer all or part of any Compensation yet to be paid. Employees designated by the Board as eligible to participate in this Plan as of the Effective Date may make an election prior to or within thirty (30) days of the Effective Date to defer any Compensation which such Employees would receive, and had yet to be paid, during the Applicable Period of Service including the Effective Date

         (c) Any election to participate in the Plan shall be in the form of a document acceptable to the Committee and executed by the Eligible Individual and filed with the Committee. An election related to Compensation otherwise payable currently in any Applicable Period of Service shall become irrevocable on the last day prior to the beginning of such Applicable Period of Service.


                                   ARTICLE IV
                        MAINTENANCE OF DEFERRAL ACCOUNTS

SECTION 4.1   DEFERRAL ACCOUNTS.

              The Committee shall credit to a deferral account established for the Participant deferred amounts related to Compensation, including applicable interest. Such deferral account shall bear interest at a rate of 6% per annum so long as any amount credited to the Participant's deferral account remains undistributed to the Participant.

                                    ARTICLE V
                                  DISTRIBUTIONS

SECTION 5.1   DISTRIBUTIONS.

         (a) At the time an Eligible Individual makes an election to participate in the Plan pursuant to Section 3.2 of the Plan, he or she shall also make an election with respect to the distribution (during his or her lifetime or in the event of his or her death) of the amounts credited to his or her deferral account.

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         (b)  A  Participant  may  make an  election  with  respect  to  amounts credited to his or her deferral account to be distributed to the Participant during the Participant's lifetime of amounts otherwise payable currently in any Applicable Period of Service. Such election shall become irrevocable on the last day prior to the beginning of such Applicable Period of Service; provided, however, that a Participant may elect to extend the period of deferral if the Participant makes such an election no later than 18 full calendar months prior to the date payments are otherwise to begin under the Plan.

         (c) A Participant may make an election with respect to amounts credited to his or her deferral account to be distributed in the event of the Participant's death and such election, including the designation of a beneficiary or beneficiaries, may be changed by the individual at any time by filing an appropriate document with the Committee.

         (d) The amounts credited to a Participant's deferral account shall be payable in Preferred Stock or cash at the election of the Board of Directors of the Bank on (i) the date the Bank announces a Change in Control or (ii) the date three (3) years from the date the Participant elects to defer his or her Compensation. Said amount shall be distributed to the Participant as soon as practicable after such date.

         (e)  The amount of Preferred Stock payable to a Participant  under this
              Section 5.1 shall be calculated by dividing the Fair Market Value of the Preferred Stock by the total amount of Compensation deferred, including interest. This calculation shall be computed within three (3) business days from (i) the date the Bank announces a Change in Control or (ii) the date three (3) years from the date the Participant elects to defer his or her Compensation

         (f) Notwithstanding Paragraph (d) of this Section 5.1, the entire amount then credited to a Participant's deferral account shall be paid immediately in a single payment if (i) the Participant is discharged for "cause" by the Bank or an Affiliate, or (ii) the Committee determines that the Participant engaged in misconduct in connection with the Participant's employment with the Bank or an Affiliate. The determination of whether a Participant is discharged for "cause" or whether a Participant has engaged in misconduct in connection with his or her service with the Bank or an Affiliate shall be made by the Board of Directors of the Bank or an Affiliate, as appropriate, and such determination shall be binding on all concerned parties.

         (g) The Committee may, at its sole discretion, allow for the early payment of a Participant's deferred Compensation account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Participant. An "unforeseeable emergency" means an unanticipated emergency caused by an event

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              beyond the control of the Participant  that would result in severe financial  hardship if the distribution  were not permitted.  Such
              distributions   shall  be  limited  to  the  amount  necessary  to
              sufficiently address the financial hardship. Any distributions under this provision, shall be consistent with the Code and regulations.

         (h) The obligation to make a distribution of deferred amounts credited to a Participant's deferral account during any calendar year plus the additional amounts credited on such deferred amount pursuant to Section 4.1 of the Plan shall be borne by the Bank or Affiliate which otherwise would have paid the related Compensation.

         (i) Notwithstanding anything herein to the contrary, if, at any time, a court of competent jurisdiction or the Internal Revenue Service (if such determinant is not appealed in a court of competent jurisdiction) determines that an amount in a Participant's deferral account is includible in the gross income of the Participant and subject to tax, the Committee may, in its sole discretion, permit an immediate lump sum distribution of an amount equal to the amount determined to be includible in the Participant's gross income.

         (j) The Committee may make any provision necessary for withholding from any payment to a Participant or beneficiary amounts required for federal, state, and local income or employment tax purposes.

                                   ARTICLE VI
                                CLAIMS PROCEDURE

SECTION 6.1   CLAIMS REVIEWER.

         For purposes of handling claims with respect to this Plan, the "Claims Reviewer" shall be the Committee, unless another person or organization unit is designated by the Committee as Claims Reviewer.

SECTION 6.2   CLAIMS PROCEDURE.

         (a)  An initial  claim for benefits  under the Plan must be made by the
              Participant  or  his  or  her  beneficiary  or   beneficiaries  in
              accordance with the terms of this Section 6.2.

         (b) Not later than ninety (90) days after receipt of such a claim, the Claims Reviewer will render a written decision on the claim to the claimant, unless special circumstances require the extension of such 90-day period. If such extension is necessary, the Claims Reviewer shall provide the Participant or the Participant's beneficiary or beneficiaries with written notification of such extension before the expiration of the initial 90-day period. Such notice shall specify the reason or reasons for such extension and the date by which a final decision can be expected.

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              In no event shall such  extension  exceed a period of 90 days from the end of the initial 90-day period.

         (c) In the event the Claims Reviewer denies the claim of a Participant or any beneficiary in whole or in part, the Claims Reviewer's written notification shall specify, in a manner calculated to be understood by the claimant, the reason for the denial; a reference to the Plan or other document or form that is the basis for the denial; a description of any additional material or information necessary for the claimant to perfect the claim; an explanation as to why such information or material is necessary; and an explanation of the applicable claims procedure.

         (d) Should the claim be denied in whole or in part and should the claimant be dissatisfied with the Claims Reviewer's disposition of the claimant's claim, the claimant may have a full and fair review of the claim by the Committee upon written request submitted by the claimant or the claimant's duly authorized representative and received by the Committee within sixty (60) days after the claimant receives written notification that the claimant's claim has been denied. In connection with such review, the claimant or the claimant's duly authorized representative shall be entitled to review pertinent documents and submit the claimant's views as to the issues, in writing. The Committee shall act to deny or accept the claim within sixty (60) days after receipt of the claimant's written request for review unless special circumstances require the extension of such 60- day period. If such extension is necessary, the Committee shall provide the claimant with written notification of such extension before the expiration of such initial 60-day period. In all events, the Committee shall act to deny or accept the claim within 120 days of the receipt of the claimant's written request for review. The action of the Committee shall be in the form of a written notice to the claimant and its contents shall include all of the requirements for action on the original claim.

         (e) In no event may a claimant commence legal action for benefits the claimant believes are due the claimant until the claimant has exhausted all of the remedies and procedures afforded the claimant by this Article VI.

                                   ARTICLE VII
                            AMENDMENT AND TERMINATION

SECTION 7.1   AMENDMENT OF THE PLAN.

         The Bank may at any time amend the Plan, but such amendment shall not adversely affect the rights of any Participant or beneficiary, without his or her consent, to any benefit under the Plan to which such Participant or beneficiary has become entitled prior to the effective date of such amendment. The Committee shall be authorized to make minor or administrative changes to the Plan, as well as amendments required by applicable federal or state law (or authorized or

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made desirable by such statutes);  provided,  however, that such amendments must subsequently be ratified by the Board of Directors.

SECTION 7.2   TERMINATION OF THE PLAN.

         The Bank may at any time terminate the Plan, but such termination shall not adversely affect the rights of any Participant or beneficiary, without his or her consent, to any benefit under the Plan to which such Participant or beneficiary has become entitled prior to the effective date of such termination. Upon termination of the Plan, distribution of amounts credited to the deferral accounts of Participants shall be made to Participants and their beneficiaries in accordance with Article V of the Plan.


                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

SECTION 8.1  UNFUNDED, UNSECURED PROMISE TO MAKE PAYMENTS IN THE FUTURE.

         The right of a Participant or any beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Bank or an Affiliate, and neither a Participant nor his or her designated beneficiary or beneficiaries shall have any rights in or against any amount credited to any account under this Plan or any other assets of the Bank or an Affiliate. The Plan at all times shall be considered entirely unfunded both for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. Any funds invested hereunder shall continue for all purposes to be part of the general assets of the Bank or an Affiliate and available to its general creditors in the event of bankruptcy or insolvency. Accounts under this Plan and any benefits which may be payable pursuant to this Plan are not subject in any manner to anticipation, sale, alienation, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of a Participant or a Participant's beneficiary. The Plan constitute a mere promise by the Bank or Affiliate to make benefit payments in the future. No interest or right to receive a benefit may be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such Participant or beneficiary, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

SECTION 8.2   PLAN ADMINISTRATOR.

         (a) The Plan shall be administered by the Committee designated by the Board of Directors.

         (b) The Committee shall have the authority, duty and power to interpret and construe the provisions of the Plan as it deems appropriate. The Committee shall have the duty and responsibility of maintaining records, making the requisite calculations and disbursing the payments hereunder. In addition, the Committee shall have the authority and power to delegate any of its administrative duties to employees of

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              the Bank or Affiliate, as the Committee may deem appropriate.  The
              Committee shall be entitled to rely on all tables, valuations, certificates, opinions, data and reports furnished by any actuary, accountant, controller, counsel or other person employed or
              retained   by  the   Bank   with   respect   to  the   Plan.   The
              interpretations, determination, regulations and calculations of the Committee shall be final and binding on all persons and parties concerned.

SECTION 8.3   EXPENSES.

         Expenses of administration of the Plan shall be paid by the Bank or an Affiliate.

SECTION 8.4   STATEMENTS.

         The Committee shall furnish individual annual statements of accrued benefits to each Participant, or current beneficiary, in such form as determined by the Committee or as required by law.

SECTION 8.5   RIGHTS OF PARTICIPANTS AND BENEFICIARIES.

         (a) The sole rights of a Participant or beneficiary under this Plan shall be to have this Plan administered according to its provisions, to receive whatever benefits he or she may be entitled to hereunder.

         (b) Nothing in the Plan shall be interpreted as a guaranty that any funds in any trust which may be established in connection with the Plan or assets of the Bank or an Affiliate will be sufficient to pay any benefit hereunder.

         (c) The adoption and maintenance of this Plan shall not be construed as creating any contract of employment or service between the Bank or an Affiliate and any Participant or other individual. The Plan shall not affect the right of the Bank or an Affiliate to deal with any Participants in employment or service respects, including their hiring, discharge, compensation, and conditions of employment or other service.

SECTION 8.6   INCOMPETENT INDIVIDUALS.

         The Committee may from time to time establish rules and procedures which it determines to be necessary for the proper administration of the Plan and the benefits payable to a Participant or beneficiary in the event that such Participant or beneficiary is declared incompetent and a conservator or other person legally charged with that Participant's or beneficiary's care is appointed. Except as otherwise provided herein, when the Committee determines that such Participant or beneficiary is unable to manage his or her financial affairs, the Committee may pay such Participant's or beneficiary's benefits to such conservator, person legally charged with such Participant's or beneficiary's care, or institution then contributing toward or providing for the care and maintenance of such Participant or beneficiary. Any such payment shall constitute, to

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the extent of such payment, a complete discharge of any liability of the Bank or an Affiliate and the Plan to such Participant or beneficiary.

SECTION 8.7   SALE, MERGER, OR CONSOLIDATION OF THE BANK.

         Upon a merger, consolidation or other Change in Control any amounts credited to Participant's deferral account shall be paid in a single payment. Any legal fees incurred by a Participant in determining benefits to which such Participant is entitled under the Plan following a sale, merger, or consolidation of the Bank or an Affiliate of which the Participant is an Employee shall be paid by the resulting or succeeding entity.

SECTION 8.8   LOCATION OF PARTICIPANTS.

         Each Participant shall keep the Bank informed of his or her current address and the current address of his or her designated beneficiary or beneficiaries. The Bank shall not be obligated to search for any person. If such person is not located within three (3) years after the date on which payment of the Participant's benefits payable under this Plan may first be made, payment may be made as though the Participant or his or her beneficiary had died at the end of such three-year period.

SECTION 8.9   LIABILITY OF THE BANK.

         Notwithstanding any provision herein to the contrary, neither the Bank nor any individual acting as an employee or agent of the Bank shall be liable to any Participant, former Participant, beneficiary, or any other person for any claim, loss, liability or expense incurred in connection with the Plan, unless attributable to fraud or willful misconduct on the part of the Bank or any such employee or agent of the Bank.

SECTION 8.10  GOVERNING LAW.

         All questions pertaining to the construction, validity and effect of the Plan shall be determined in accordance with the laws of the United States and to the extent not preempted by such laws, by the laws of the Commonwealth of Virginia.

Approved and Adopted this _______ day of __________________, 1997.



-----------------------------------
Chairman of the Board of Directors

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